UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2004

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its Charter)

         Michigan                    000-230-661          38-3317208
----------------------------        -----------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
     of incorporation)              File Number)      Identification No.)

                        30142 Wixom Road, Michigan 48334
                        --------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (248) 960-9009

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      On December 9, 2004, the board of directors of Rockwell Medical Technologies, Inc. ("Rockwell"), approved an extension of the Warrant Expiration Date of all of its publicly traded Common Share Purchase Warrants until the 5:00 p.m. (New York, New York time), January 26, 2006.

      There is no material relationship between Rockwell and any of the parties to the above described amendment other than in respect of the amendment.

      A copy of the press release issued by Rockwell announcing extension of the Warrant Expiration Date is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

      On December 9, 2004, the board of directors of Rockwell, approved an extension of the Warrant Expiration Date of all of its publicly traded Common Share Purchase Warrants until the 5:00 p.m. (New York, New York time), January 26, 2006.

      A copy of the press release issued by Rockwell announcing extension of the Warrant Expiration Date is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

      On December 9, 2004, the board of directors of Rockwell, approved an extension of the Warrant Expiration Date of all of its publicly traded Common Share Purchase Warrants until the 5:00 p.m. (New York, New York time), January 26, 2006.

      A copy of the press release issued by Rockwell announcing extension of the Warrant Expiration Date is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

      The following exhibit is filed with this Form 8-K:

      Exhibit     Description
      -------     -----------

      99.1 Press release, dated December 10, 2004, issued by Rockwell Medical Technologies, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

Date: December 10, 2004               By: /s/ Robert L. Chioini
                                          ---------------------
                                          Robert L. Chioini
                                          President and Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1 Press release, dated December 10, 2004, issued by Rockwell Medical Technologies, Inc.